UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 1, 2017

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7244 Perkins Road
Baton Rouge, Louisiana 70808
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

 Item 2.01 Completion of Acquisition or Disposition of Assets

Effective December 1, 2017, Investar Holding Corporation (NASDAQ: ISTR) (“Investar”), the holding company for Investar Bank, completed its previously announced acquisition of BOJ Bancshares, Inc. (“BOJ”), the parent company for The Highlands Bank, Jackson, Louisiana.

The acquisition was completed pursuant to the terms of the Agreement and Plan of Reorganization (the “Merger Agreement”), dated August 4, 2017, by and among Investar, BOJ, and Investar Interim Corporation, a Louisiana corporation and wholly-owned subsidiary of Investar (“Merger Subsidiary”). Pursuant to the Merger Agreement, BOJ was merged with and into the Merger Subsidiary, with the Merger Subsidiary as the surviving corporation. Immediately following the initial merger, the Merger Subsidiary was merged with and into Investar, with Investar as the surviving corporation and The Highlands Bank was merged with and into Investar Bank, with Investar Bank surviving the merger.
Under the terms of the Merger Agreement, all of the issued and outstanding shares of BOJ common stock were converted into the right to receive aggregate merger consideration consisting of: (i) an aggregate of $3,950,000 in cash and (ii) an aggregate of 799,559 shares of Investar common stock.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Investar’s Current Report on Form 8-K filed on August 7, 2017, and is incorporated herein by reference.

Item 8.01 Other Events

On December 1, 2017, Investar issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the completion of its acquisition of BOJ.
Item 9.01 Financial Statements and Exhibits

(a)    Financial statements of businesses acquired.
Any financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)    Pro forma financial information.
Any pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)    Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release dated December 1, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: December 1, 2017	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer